Goldman Sachs Funds

REAL ESTATE SECURITIES FUND

Annual Report December 31, 2001

Long-term growth of capital

and dividend income through

a diversified portfolio of REITs.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

      Market Overview

Dear Shareholder,
During the one-year reporting period, the overall U.S. equity market faltered, due in part to a weakening economy, declining corporate profits and the issues surrounding the September 11, 2001 terrorist attacks.

Economic Review

After a 10-year economic expansion — the longest in the country’s history — growth in the U.S. rapidly declined throughout the year. In an attempt to prevent a recession, the Federal Reserve Board (the “Fed”) lowered short-term interest rates on 11 separate occasions. By the end of December, the federal funds rate (the rate U.S. banks charge each other for overnight loans) had fallen 4.75% and stood at 1.75% — a 40 year low.

Despite the Fed’s looser monetary policy, there was simply not enough demand for companies’ products and services to drive the economy. In addition, the events of September 11 further shook the nation. By the fourth quarter, economists “officially” declared that the U.S. had entered a recession.

Market Review

The U.S. equity markets experienced a difficult 2001. Throughout the year, investors dealt with the abrupt slowdown in the U.S. economy and the resulting sluggish business environment. At the beginning of 2001, the market’s weakness was, for the most part, concentrated in the Technology sector. The drivers of the precipitous drop in many of this sector’s issues were weakening end-market demand, significant inventory build-up and downward earnings revisions. However, as the economy’s growth slowed even further, more industries began to report a slowdown in business, and investors sold stocks across the board.

By the end of the year, the broad market, as measured by the S&P 500 Index, fell 11.88% — its first back-to-back decline since 1973 and 1974. After plunging 39% in 2000, the technology-laden NASDAQ Composite Index fell another 21.05% in 2001. There were few areas of solace for equity investors. The Russell 1000 Growth Index declined 20.43%, while the Russell 1000 Value Index fell 5.59%. Two of the few bright spots were small-cap stocks, as the Russell 2000 Index gained 2.49%, and the real estate securities market, as measured by the Wilshire Real Estate Securities Index, rose 10.45%.

As always, we appreciate your confidence and look forward to serving your investment needs in the future.

Sincerely,

David W. Blood Head, Goldman Sachs Asset Management

January 11, 2002

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Fund Basics

as of December 31, 2001

Assets Under Management

$232.4 Million

Number of Holdings

44

NASDAQ SYMBOLS

Class A Shares

GREAX

Class B Shares

GREBX

Class C Shares

GRECX

Institutional Shares

GREIX

Service Shares

GRESX

PERFORMANCE REVIEW

January 1, 2001– December 31, 2001	Fund Total Return (based on NAV)[1]	Wilshire Real Estate Securities Index[2]
Class A	6.75%	10.45%
Class B	5.98	10.45
Class C	6.13	10.45
Institutional	7.16	10.45
Service	6.83	10.45

[1] *The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund's performance assumes the reinvestment of dividends and other distributions. The Fund's performance does not reflect the deduction of any applicable sales charges.*

[2] *The Wilshire Real Estate Securities Index is a market capitalization-weighted index comprised of publicly traded real estate investment trusts (REIT) and real estate operating companies. The Index is unmanaged and does not reflect any fees or expenses.*

STANDARDIZED ANNUAL TOTAL RETURNS[3]

For the period ended 12/31/01	Class A	Class B	Class C	Institutional	Service
One Year	0.88%	0.68%	5.07%	7.16%	6.83%
Since Inception (7/27/98)	6.23	6.36	7.28	8.43	8.00

[3] *The Standardized Total Returns are average annual total returns or cumulative total returns (only if performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A shares and the assumed deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service shares do not involve a sales charge, such a charge is not applied to their respective Standardized Total Returns.*

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. In addition, performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

TOP 10 HOLDINGS AS OF 12/31/01[4]

Holding	% of Total Net Assets	Line of Business
Equity Office Properties Trust	8.4%	Office
Starwood Hotels & Resorts Worldwide, Inc.	8.0	Leisure
ProLogis Trust	4.8	Industrial
Boston Properties, Inc.	4.7	Office
Catellus Development Corp.	4.5	Mixed Properties
Apartment Investment & Management Co.	4.4	Multi-Family
Equity Residential Properties Trust	4.2	Multi-Family
Vornado Realty Trust	4.0	Mixed Properties
Kimco Realty Corp.	3.9	Shopping Centers
General Growth Properties, Inc.	3.8	Regional Malls

[4] *The top 10 holdings may not be representative of the Fund's future investments.*

An investment in Real Estate Securities is subject to greater price volatility and the special risks associated with direct ownership of real estate.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Performance Overview

Dear Shareholder,

We are pleased to report on the performance of the Goldman Sachs Real Estate Securities Fund. This annual report covers the one-year period ended December 31, 2001.

Performance Review

Over the one-year period that ended December 31, 2001, the Fund’s Class A, B, C, Institutional and Service Shares generated, respectively, 6.75%, 5.98%, 6.13%, 7.16%, and 6.83% cumulative total returns. Over the same time period the Fund’s benchmark, the Wilshire Real Estate Securities Index (with dividends reinvested) generated a 10.45% cumulative total return.

REIT Market Review

In 2001, for the second year in a row, Real Estate Securities' total return outperformed most other major market equity indices, including the S&P 500 Index, NASDAQ Composite Index and the Russell 2000 Index. We attribute this outperformance to a combination of investors' search for value, safety and yield, along with solid, although weakening, fundamentals in the real estate space markets. These fundamentals have resulted in visible and stable earnings.

Portfolio Positioning

Despite positive contributions from certain holdings, superior results caused the Fund to lag its benchmark. The Fund has always focused on the higher-quality companies that generally offer lower yields. However, after three years of underperformance, the highest yielding quartile of companies in the Index generated returns that were 2500 basis points higher than the returns generated by the lowest yielding quartile. In general, these higher yielding companies have less qualified management teams, are slower growing, and are less well capitalized than their lower yielding peers.

The other most meaningful performance attribute emanated from our underweight in the retail sector. This proved costly, as it was the second best performing sector. Our fundamental research led us to believe that consumers were stretched, the economy was slowing, and that a new supply of retail properties was meaningful. However, we underestimated the attraction of these companies' yields and the durability of the consumer. Further, many of these companies use short-term floating rate debt, which has greatly benefited earnings.

The hotel sector has historically been the most volatile and never was this more apparent than during the past twelve months. But, despite representing a drag on our absolute results, our hotel stock picks contributed significant positive performance relative to the benchmark. We remain overweight in this sector, both because of our time-tested investment process of selecting winning holdings based on capital structure, and due to the current inexpensive nature of these stocks.

The Fund is currently underweight in the apartment sector versus the benchmark. Conventional wisdom indicates that apartments generally outperform during economic downturns, but premium valuations and expected earnings reductions lead us to believe that the sector will come under some pricing pressure in 2002.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Portfolio Highlights

Starwood Hotels & Resorts Worldwide, Inc. — Starwood remains among the Fund’s largest holdings and represents our largest holding in the leisure sector. We continue to favor the combination of Starwood’s global platform, its family of brands and its strong balance sheet. The pipeline of new hotel developments continues to moderate and we expect that the next three years will be characterized by an attractive supply and demand dynamic, setting the stage for a prolonged period of strong underlying fundamentals.

Equity Office Properties Trust — In early July, Equity Office Properties Trust (EOP) purchased Spieker Properties which was, at the time, one of our largest holdings. This acquisition resulted in EOP becoming our largest holding. Based on its quality management and properties, combined with its geographic diversification, we decided not to reduce its weighting in the portfolio. In October, Equity Office Properties became the first REIT to be included in the S&P 500 Index. This was a seminal event for not only Equity Office Properties but also the REIT sector. The selection highlighted that REITs are not just collections of assets, but rather operating companies. It also acknowledged the reasons we kept Equity Office Properties as a large position in the Fund—it’s a company with an outstanding management team and a solid business strategy.

ProLogis Trust — ProLogis is a dominant industrial space and service provider, both domestically and internationally. Building its franchise has not been inexpensive or quick, but it has set the stage for what we believe will be outsized returns going forward. With over 170 million square feet of industrial space and global development expertise, ProLogis is the provider of choice for most users. The company has also demonstrated an ability to deliver on their promises, which we feel will eventually enhance its stock price.

Portfolio Outlook

We expect continued, modest deterioration in the real estate markets, as the economy seems to have bottomed and real estate has historically been a lagging sector. We expect the companies in our portfolio to generate earnings growth of between 3-5%, with an average dividend of approximately 5.7%. At year-end 2001, these securities, on average, were trading at 5-10% discounts to both net asset values and their long-term historical earnings multiples. Finally, based on fundamentals and earnings expectations, we expect no multiple expansion for the sector this year. However, we do anticipate some modest multiple expansion for growth companies relative to the value, higher yielding companies. This expectation is based on the homogeneity of current multiples, regardless of growth rates.

While last year has proven frustrating from a performance standpoint, we remain confident and focused on our fundamental premise that good companies with superior management and strategies will outperform over time. As such, we are comfortable with the current positioning of the Fund.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Real Estate Securities Investment Team

January 11, 2002

 GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Performance Summary
December 31, 2001

The following graph shows the value as of December 31, 2001, of a $10,000 investment made on July 27, 1998 (commencement of operations) in Class A shares (with the maximum sales charge of 5.5%) of the Goldman Sachs Real Estate Securities Fund. For comparative purposes, the performance of the Fund’s benchmark (the Wilshire Real Estate Securities Index) is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A Shares due to differences in fees and loads.

Real Estate Securities Fund’s Lifetime Performance

Growth of a $10,000 Investment, with dividends reinvested, from July 27, 1998 to December 31, 2001.

Average Annual Total Return through December 31, 2001	Since Inception	One Year

Class A (commenced July 27, 1998)
Excluding sales charges	7.99%	6.75%
Including sales charges	6.23%	0.88%

Class B (commenced July 27, 1998)
Excluding contingent deferred sales charges	7.22%	5.98%
Including contingent deferred sales charges	6.36%	0.68%

Class C (commenced July 27, 1998)
Excluding contingent deferred sales charges	7.28%	6.13%
Including contingent deferred sales charges	7.28%	5.07%

Institutional Class (commenced July 27, 1998)	8.43%	7.16%

Service Class (commenced July 27, 1998)	8.00%	6.83%

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Statement of Investments
December 31, 2001

Shares	Description	Value

Common Stocks – 95.7%

Factory Outlet – 1.3%
63,100	Chelsea Property Group, Inc.	$3,098,210

Industrial – 9.0%
96,500	Keystone Property Trust	1,263,185
282,700	Liberty Property Trust	8,438,595
521,700	ProLogis Trust	11,221,767

		20,923,547

Leisure – 12.5%
350,100	Equity Inns, Inc.	2,317,662
83,600	Hospitality Properties Trust	2,466,200
109,000	MeriStar Hospitality Corp.	1,547,800
104,600	Prime Hospitality Corp.*	1,155,830
252,000	RFS Hotel Investors, Inc.	2,867,760
622,500	Starwood Hotels & Resorts Worldwide, Inc.	18,581,625

		28,936,877

Manufactured Housing – 2.5%
110,200	Manufactured Home Communities, Inc.	3,439,342
62,600	Sun Communities, Inc.	2,331,850

		5,771,192

Mixed Properties – 16.0%
56,000	Brandywine Realty Trust	1,179,920
571,900	Catellus Development Corp.*	10,522,960
152,700	Cousins Properties, Inc.	3,719,772
263,800	Duke-Weeks Realty Corp.	6,418,254
29,200	Highwoods Properties, Inc.	757,740
187,900	Prentiss Properties Trust	5,157,855
223,900	Vornado Realty Trust	9,314,240

		37,070,741

Multi-Family – 15.3%
223,700	Apartment Investment & Management Co.	10,229,801
174,397	Archstone-Smith Trust	4,586,641
23,200	AvalonBay Communities, Inc.	1,097,592
408,200	Boardwalk Equities, Inc.	2,988,024
76,200	BRE Properties, Inc.	2,359,152
126,500	Camden Property Trust	4,642,550
340,200	Equity Residential Properties Trust	9,767,142

		35,670,902

Office – 21.3%
285,900	Boston Properties, Inc.	10,864,200
265,000	Brookfield Properties Corp.	4,558,000
194,000	Corporate Office Properties Trust	2,302,780
646,787	Equity Office Properties Trust	19,455,353
90,800	Parkway Properties, Inc.	3,014,560
92,900	SL Green Realty Corp.	2,852,959
415,100	Trizec Hahn Corp.	6,517,070

		49,564,922

Other – 1.1%
257,900	HRPT Properties Trust	2,233,414
40,020	Oakwood Homes Corp.	212,106

		2,445,520

Regional Malls – 8.7%
202,700	CBL & Associates Properties, Inc.	6,385,050
228,400	General Growth Properties, Inc.	8,861,920
77,200	Simon Property Group, Inc.	2,264,276
84,700	Taubman Centers, Inc.	1,257,795
54,300	The Macerich Co.	1,444,380

		20,213,421

Self-Storage – 1.6%
114,200	Public Storage, Inc.	3,814,280

Shopping Centers – 6.4%
276,600	Kimco Realty Corp.	9,042,054
205,600	Pan Pacific Retail Properties, Inc.	5,904,832

		14,946,886

TOTAL COMMON STOCKS
(Cost $196,401,874)		$222,456,498

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement – 3.9%

Joint Repurchase Agreement Account II^
$9,000,000	1.78%	01/02/2002	$9,000,000

TOTAL REPURCHASE AGREEMENT
(Cost $9,000,000)			$9,000,000

TOTAL INVESTMENTS
(Cost $205,401,874)			$231,456,498

*	Non-income producing security.

^	Joint repurchase agreement was entered into on December 31, 2001.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

The accompanying notes are an integral part of these financial statements.       5

 GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Statement of Assets and Liabilities
December 31, 2001

Assets:

Investment in securities, at value (identified cost $205,401,874)	$231,456,498
Cash	69,469
Receivables:
Investment securities sold	2,500,063
Fund shares sold	1,725,755
Dividends and interest	1,281,589
Reimbursement from adviser	24,400
Other assets	970

Total assets	237,058,744

Liabilities:

Payables:
Investment securities purchased	2,570,650
Fund shares repurchased	1,806,158
Amounts owed to affiliates	260,900
Accrued expenses	56,836

Total liabilities	4,694,544

Net Assets:

Paid-in capital	208,515,282
Accumulated net investment income	173,110
Accumulated net realized loss from investment and options transactions	(2,378,816)
Net unrealized gain on investments	26,054,624

NET ASSETS	$232,364,200

Net asset value, offering and redemption price per share:(a)
Class A	$10.85
Class B	$10.90
Class C	$10.84
Institutional	$10.87
Service	$10.90

Shares outstanding:
Class A	13,300,538
Class B	693,532
Class C	516,212
Institutional	6,891,611
Service	179

Total shares outstanding, $.001 par value (unlimited number of shares authorized)	21,402,072

(a)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares is $11.48. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

6      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Statement of Operations
For the Year Ended December 31, 2001

Investment Income:

Dividends(a)	$10,380,129
Interest	263,807

Total income	10,643,936

Expenses:

Management fees	2,213,972
Distribution and Service fees(b)	800,401
Transfer Agent fees(c)	312,503
Registration fees	68,711
Custodian fees	61,507
Professional fees	45,470
Trustee fees	9,525
Other	124,300

Total expenses	3,636,389

Less — expense reductions	(646,929)

Net expenses	2,989,460

NET INVESTMENT INCOME	7,654,476

Realized and unrealized gain (loss) on investment and option transactions:

Net realized gain (loss) from:
Investment transactions	9,586,908
Options written	(576,787)
Net change in unrealized gain (loss) on:
Investments	(2,608,281)
Options written	159,404

Net realized and unrealized gain on investment and option transactions	6,561,244

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$14,215,720

(a)	Foreign taxes withheld on dividends were $29,866.
(b)	Class A, Class B and Class C Shares had Distribution and Service fees of $692,564, $65,830 and $42,007, respectively.
(c)	Class A, Class B, Class C, Institutional Class and Service Class Shares had Transfer Agent fees of $263,174, $12,507, $7,981, $28,840 and $1, respectively.

The accompanying notes are an integral part of these financial statements.       7

 GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Statement of Changes in Net Assets
For the Year Ended December 31, 2001

From operations:

Net investment income	$7,654,476
Net realized gain from investment and options transactions	9,010,121
Net change in unrealized gain on investments and options	(2,448,877)

Net increase in net assets resulting from operations	14,215,720

Distributions to shareholders:

From net investment income
Class A Shares	(4,919,306)
Class B Shares	(194,568)
Class C Shares	(123,622)
Institutional Shares	(2,827,784)
Service Shares	(64)
From realized gain on investment transactions
Class A Shares	(5,873,329)
Class B Shares	(304,823)
Class C Shares	(226,221)
Institutional Shares	(3,094,166)
Service Shares	(80)

Total distributions to shareholders	(17,563,963)

From share transactions:

Proceeds from sales of shares	92,948,092
Reinvestment of dividends and distributions	14,051,351
Cost of shares repurchased	(76,723,778)

Net increase in net assets resulting from share transactions	30,275,665

TOTAL INCREASE	26,927,422

Net assets:

Beginning of year	205,436,778

End of year	$232,364,200

Accumulated undistributed net investment income	$173,110

8      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Statement of Changes in Net Assets
For the Year Ended December 31, 2000

From operations:

Net investment income	$6,022,911
Net realized gain from investment and options transactions	1,538,589
Net change in unrealized loss on investments and options	35,078,764

Net increase in net assets resulting from operations	42,640,264

Distributions to shareholders:

From net investment income
Class A Shares	(3,635,674)
Class B Shares	(97,285)
Class C Shares	(61,115)
Institutional Shares	(2,213,685)
Service Shares	(59)
From tax return of capital
Class A Shares	(333,125)
Class B Shares	(8,914)
Class C Shares	(5,600)
Institutional Shares	(202,833)
Service Shares	(5)

Total distributions to shareholders	(6,558,295)

From share transactions:

Proceeds from sales of shares	87,783,466
Reinvestment of dividends and distributions	4,486,239
Cost of shares repurchased	(60,302,596)

Net increase in net assets resulting from share transactions	31,967,109

TOTAL INCREASE	68,049,078

Net assets:

Beginning of year	137,387,700

End of year	$205,436,778

Accumulated undistributed net investment income	$571,854

The accompanying notes are an integral part of these financial statements.       9

 GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Notes to Financial Statements
December 31, 2001

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware business trust registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust includes the Goldman Sachs Real Estate Securities Fund (the “Fund”). The Fund is a diversified portfolio offering five classes of shares — Class A, Class B, Class C, Institutional and Service.
     The Fund invests primarily in securities of issuers that are engaged in or related to the real estate industry and has a policy of concentrating its investments in the real estate industry. Therefore, an investment in the Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. Investment Valuation — Investments in securities traded on a U.S. or foreign securities exchange or the NASDAQ system are valued daily at their last sale price on the principal exchange on which they are traded. If no sale occurs, securities are valued at the last bid price. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost. Securities for which quotations are not readily available, are valued at fair value using methods approved by the Trust’s Board of Trustees.

B. Securities Transactions and Investment Income — Securities transactions are recorded as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount earned.

     Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class.

C. Federal Taxes — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required. Income distributions, if any, are declared and paid quarterly. Capital gains distributions, if any, are declared and paid annually.

     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as from net investment income or net realized gain on investment transactions, or from capital, depending on the type of book/tax differences that may exist.
     In addition, distributions paid by the Fund’s investments in real estate investment trusts (“REITs”) often include a “return of capital” which is recorded by the Fund as a reduction of the cost basis of the securities held. The Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, an equity REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the distribution is deemed a return of capital, and is generally not taxable to shareholders.

D. Expenses — Expenses incurred by the Trust which do not specifically relate to an individual fund of the Trust are allocated to the funds on a straight-line or pro-rata basis depending upon the nature of the expense.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
     Class A, Class B and Class C shareholders of the Fund bear all expenses and fees relating to their respective Distribution and Service Plans. Each class of shares separately bears its respective class-specific Transfer Agency fees. Shareholders of Service Shares bear all expenses and fees paid to service organizations.

E. Segregation Transactions — The Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, mortgage dollar rolls, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Fund is required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

F. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians.

3. AGREEMENTS

Pursuant to the Investment Management Agreement (“The Agreement”) Goldman Sachs Asset Management (“GSAM”), a unit of the Investment Management Division of Goldman Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund. Under the Agreement, GSAM, subject to the general supervision of the Trust’s Board of Trustees, manages the Fund’s portfolio. As compensation for the services rendered under the Agreement, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, GSAM is entitled to a fee, computed daily and payable monthly, at an annual rate equal to 1.00% of the average daily net assets of the Fund.
     Goldman Sachs has voluntarily agreed to reduce or limit certain “Other Expenses” for the Fund (excluding Management fees, Service Share fees, Distribution and Service fees, Transfer Agent fees, litigation and indemnification costs, taxes, interest, brokerage commissions and extraordinary expenses) until further notice to the extent such expenses exceed 0.00% of the average daily net assets of the Fund. For the year ended December 31, 2001, the adviser reimbursed approximately $298,000. In addition, the Fund has entered into certain expense offset arrangements with the custodian resulting in a reduction in the Fund’s expenses. For the year ended December 31, 2001, the custody fees were reduced by approximately $3,000 under such arrangements.
     Goldman Sachs serves as the Distributor of shares of the Fund pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Fund that it retained approximately $314,000 for the year ended December 31, 2001.
     The Trust, on behalf of the Fund, has adopted Distribution and Service plans. Under the Distribution and Service plans, Goldman Sachs and/or Authorized Dealers are entitled to a monthly fee for distribution and shareholder maintenance services equal, on an annual basis, to 0.50%, 1.00% and 1.00% of the average daily net assets attributable to Class A, Class B and Class C Shares, respectively. Goldman Sachs has voluntarily agreed to waive a portion of the Distribution and Service fees equal, on an annual basis, to 0.25% of the average daily net assets attributable to the Class A Shares. For the year ended December 31, 2001, Goldman Sachs has waived approximately $346,000 of the Distribution and Service fees attributable to the Class A Shares. Goldman Sachs may discontinue or modify this waiver in the future at its discretion.
     The Trust, on behalf of the Fund, has adopted a Service Plan and Shareholder Administration Plan. These Plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan provide for compensation to the service organizations in an amount up to 0.25% and 0.25%, respectively (on an annualized basis), of the average daily net asset value of the Service Shares.

 GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Notes to Financial Statements (continued)
December 31, 2001

3. AGREEMENTS (continued)
     Goldman Sachs also serves as the Transfer Agent of the Fund for a fee calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B and Class C Shares and 0.04% of the average daily net assets for Institutional and Service Shares.
     At December 31, 2001, the Fund owed approximately $193,000, $41,000 and $27,000 for Management, Distribution and Service and Transfer Agent fees, respectively.

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds and sales or maturities of securities (excluding short-term investments) for the year ended December 31, 2001, were $125,004,710 and $107,353,242, respectively.
     For the year ended December 31, 2001, Goldman Sachs earned approximately $51,000 of brokerage commissions from portfolio transactions.

Option Accounting Principles — When the Fund writes call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.

     Upon the purchase of a call option or a protective put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a purchased put option, the Fund will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.
     For the year ended December 31, 2001, written call option transactions in the Fund were as follows:

	Number of	Premium
Written Options	Contracts	Received

Options outstanding at December 31, 2000	1,380	$427,096

Options written	3,890	1,423,757

Options terminated in closing purchase transactions	(5,000)	(1,749,066)

Options exercised	(270)	(101,787)

Options outstanding at December 31, 2001	—	$—

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

5. JOINT REPURCHASE AGREEMENT ACCOUNT

The Fund, together with other registered investment companies having management agreements with GSAM or its affiliates, transfers uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.
     At December 31, 2001, the Fund had an undivided interest in the repurchase agreement in the following joint account which equaled $9,000,000 in principal amount. At December 31, 2001, the following repurchase agreements held in this joint account were fully collateralized by Federal Agency obligations.

	Principal	Interest	Maturity	Amortized	Maturity
Repurchase Agreements	Amount	Rate	Date	Cost	Value

Banc of America Securities LLC	$500,000,000	1.85%	01/02/2002	$500,000,000	$500,051,389

Barclays Capital, Inc.	500,000,000	1.80	01/02/2002	500,000,000	500,050,000

Bear Stearns Companies, Inc	500,000,000	1.82	01/02/2002	500,000,000	500,050,556

Credit Suisse First Boston Corp	250,000,000	1.80	01/02/2002	250,000,000	250,025,000

Greenwich Capital Markets	700,000,000	1.80	01/02/2002	700,000,000	700,070,000

JPM Securities, Inc.	750,000,000	1.82	01/02/2002	750,000,000	750,075,833

Lehman Brothers	1,000,000,000	1.75	01/02/2002	1,000,000,000	1,000,097,222

Salomon Smith Barney Holdings, Inc	1,000,000,000	1.80	01/02/2002	1,000,000,000	1,000,100,000

UBS Warburg LLC	250,000,000	1.30	01/02/2002	250,000,000	250,018,056

UBS Warburg LLC	500,000,000	1.72	01/02/2002	500,000,000	500,047,778

UBS Warburg LLC	1,443,300,000	1.80	01/02/2002	1,443,300,000	1,443,444,330

TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT II				$7,393,300,000	$7,394,030,164

6. LINE OF CREDIT FACILITY

The Fund participates in a $350,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, the Fund must own securities having a market value in excess of 400% of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. This facility also requires a fee to be paid by the Fund based on the amount of the commitment which has not been utilized. During the year ended December 31, 2001, the Fund did not have any borrowings under this facility.

 GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Notes to Financial Statements (continued)
December 31, 2001

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the fiscal year ended December 31, 2001 was as follows:

Distributions paid from:
Ordinary income	$9,660,901
Net long-term Capital Gains	7,903,062

Total taxable distributions	$17,563,963

As of December 31, 2001, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income – net	$173,110
Undistributed long-term capital gains	—

Total undistributed earnings	$173,110
Timing differences (i.e., post-October losses)	(1,002,152)
Unrealized gains – net	24,677,960

Total accumulated earnings – net	$23,848,918

At December 31, 2001, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

Tax Cost	$206,778,538

Gross unrealized gain	25,316,221
Gross unrealized loss	(638,261)

Net unrealized security gain	$24,677,960

The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

8. CERTAIN RECLASSIFICATIONS

In accordance with AICPA statement of Position 93-2, the Fund has reclassified $12,124 and $582,929 from accumulated net realized loss from investment and options transactions to accumulated net investment income and paid-in capital, respectively. This reclassification has no impact on the net asset value of the Fund and is designed to present the Fund’s capital accounts on a tax basis. Reclassifications result primarily from the difference in the tax treatment of return of capital on Real Estate Securities.

 GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Notes to Financial Statements (continued)
December 31, 2001

9. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Year Ended
	December 31, 2001

	Shares	Dollars

Class A Shares
Shares sold	5,341,003	$58,879,373
Reinvestment of dividends and distributions	862,408	9,231,567
Shares repurchased	(4,082,445)	(44,646,470)

	2,120,966	23,464,470

Class B Shares
Shares sold	460,130	5,135,118
Reinvestment of dividends and distributions	29,372	315,919
Shares repurchased	(280,757)	(3,089,387)

	208,745	2,361,650

Class C Shares
Shares sold	343,726	3,801,610
Reinvestment of dividends and distributions	25,290	270,345
Shares repurchased	(125,294)	(1,401,764)

	243,722	2,670,191

Institutional Shares
Shares sold	2,288,551	25,131,991
Reinvestment of dividends and distributions	394,441	4,233,375
Shares repurchased	(2,516,923)	(27,586,157)

	166,069	1,779,209

Service Shares
Shares sold	—	—
Reinvestment of dividends and distributions	14	145
Shares repurchased	—	—

	14	145

NET INCREASE	2,739,516	$30,275,665

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

9. SUMMARY OF SHARE TRANSACTIONS (continued)
Share activity is as follows:

	For the Year Ended
	December 31, 2000

	Shares	Dollars

Class A Shares
Shares sold	4,481,246	$44,366,103
Reinvestment of dividends and distributions	348,684	3,496,677
Shares repurchased	(4,419,577)	(40,792,578)

	410,353	7,070,202

Class B Shares
Shares sold	509,751	5,080,349
Reinvestment of dividends and distributions	4,026	41,604
Shares repurchased	(81,256)	(839,352)

	432,521	4,282,601

Class C Shares
Shares sold	234,120	2,332,550
Reinvestment of dividends and distributions	4,737	48,073
Shares repurchased	(46,844)	(472,069)

	192,013	1,908,554

Institutional Shares
Shares sold	3,547,497	36,004,464
Reinvestment of dividends and distributions	87,295	899,821
Shares repurchased	(1,831,521)	(18,198,597)

	1,803,271	18,705,688

Service Shares
Shares sold	—	—
Reinvestment of dividends and distributions	6	64
Shares repurchased	—	—

	6	64

NET INCREASE	2,838,164	$31,967,109

 GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations				Distributions to shareholders

	Net asset						In excess
	value,	Net		Net realized	Total from	From net	of net	From	From tax
	beginning	investment		and unrealized	investment	investment	investment	realized	return of	Total
	of period	income		gain (loss)	operations	income	income	gains	capital	distributions
FOR THE YEARS ENDED DECEMBER 31,

2001 - Class A Shares	$11.00	$0.37	(c)	$0.34	$0.71	$(0.39)	$—	$(0.47)	$—	$(0.86)
2001 - Class B Shares	11.05	0.30	(c)	0.34	0.64	(0.32)	—	(0.47)	—	(0.79)
2001 - Class C Shares	10.98	0.30	(c)	0.35	0.65	(0.32)	—	(0.47)	—	(0.79)
2001 - Institutional Shares	11.03	0.41	(c)	0.34	0.75	(0.44)	—	(0.47)	—	(0.91)
2001 - Service Shares	11.04	0.37	(c)	0.34	0.71	(0.38)	—	(0.47)	—	(0.85)

2000 - Class A Shares	8.68	0.44	(c)	2.28	2.72	(0.36)	—	—	(0.04)	(0.40)
2000 - Class B Shares	8.73	0.40	(c)	2.27	2.67	(0.31)	—	—	(0.04)	(0.35)
2000 - Class C Shares	8.66	0.39	(c)	2.27	2.66	(0.30)	—	—	(0.04)	(0.34)
2000 - Institutional Shares	8.69	0.48	(c)	2.30	2.78	(0.40)	—	—	(0.04)	(0.44)
2000 - Service Shares	8.69	0.44	(c)	2.30	2.74	(0.35)	—	—	(0.04)	(0.39)

1999 - Class A Shares	9.20	0.38	(c)	(0.48)	(0.10)	(0.38)	(0.02)	—	(0.02)	(0.42)
1999 - Class B Shares	9.27	0.28	(c)	(0.45)	(0.17)	(0.28)	(0.07)	—	(0.02)	(0.37)
1999 - Class C Shares	9.21	0.30	(c)	(0.48)	(0.18)	(0.30)	(0.05)	—	(0.02)	(0.37)
1999 - Institutional Shares	9.21	0.40	(c)	(0.47)	(0.07)	(0.40)	(0.03)	—	(0.02)	(0.45)
1999 - Service Shares	9.21	0.38	(c)	(0.49)	(0.11)	(0.38)	(0.01)	—	(0.02)	(0.41)
FOR THE PERIOD ENDED DECEMBER 31,

1998 - Class A Shares (commenced July 27)	10.00	0.15		(0.80)	(0.65)	(0.15)	—	—	—	(0.15)
1998 - Class B Shares (commenced July 27)	10.00	0.14	(c)	(0.83)	(0.69)	(0.04)	—	—	—	(0.04)
1998 - Class C Shares (commenced July 27)	10.00	0.22	(c)	(0.91)	(0.69)	(0.10)	—	—	—	(0.10)
1998 - Institutional Shares (commenced July 27)	10.00	0.31	(c)	(0.95)	(0.64)	(0.15)	—	—	—	(0.15)
1998 - Service Shares (commenced July 27)	10.00	0.25	(c)	(0.91)	(0.66)	(0.13)	—	—	—	(0.13)

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets	Ratio of		net investment		Ratio of		net investment
Net asset		at end of	net expenses		income to		expenses to		income		Portfolio
value, end	Total	period	to average		average		average		to average		turnover
of period	return(a)	(in 000s)	net assets		net assets		net assets		net assets		rate

$10.85	6.75%	$144,286	1.44%		3.36%		1.83%		2.97%		50%
10.90	5.98	7,559	2.19		2.71		2.33		2.57		50
10.84	6.13	5,594	2.19		2.74		2.33		2.60		50
10.87	7.16	74,923	1.04		3.75		1.18		3.61		50
10.90	6.83	2	1.54		3.32		1.68		3.18		50

11.00	31.86	122,964	1.44		4.43		1.99		3.88		49
11.05	31.04	5,355	2.19		3.93		2.49		3.63		49
10.98	31.14	2,991	2.19		3.90		2.49		3.60		49
11.03	32.45	74,125	1.04		4.89		1.34		4.59		49
11.04	31.99	2	1.34		4.46		1.84		4.16		49

8.68	(1.02)	93,443	1.44		4.14		1.96		3.62		37
8.73	(1.73)	457	2.19		3.21		2.46		2.94		37
8.66	(1.80)	697	2.19		3.38		2.46		3.11		37
8.69	(0.64)	42,790	1.04		4.43		1.31		4.16		37
8.69	(1.12)	1	1.54		4.17		1.81		3.90		37

9.20	(6.53)	19,961	1.47	(b)	23.52	(b)	3.52	(b)	21.47	(b)	6
9.27	(6.88)	2	2.19	(b)	3.60	(b)	4.02	(b)	1.77	(b)	6
9.21	(6.85)	1	2.19	(b)	5.49	(b)	4.02	(b)	3.66	(b)	6
9.21	(6.37)	47,516	1.04	(b)	8.05	(b)	2.87	(b)	6.22	(b)	6
9.21	(6.56)	1	1.54	(b)	6.29	(b)	3.37	(b)	4.46	(b)	6

 GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Report of Ernst & Young LLP, Independent Auditors

To the Shareholders and Board of Trustees

Goldman Sachs Trust

We have audited the accompanying statement of assets and liabilities of Goldman Sachs Real Estate Securities Fund (one of the funds comprising the Goldman Sachs Trust) (the “Fund”), including the statement of investments, as of December 31, 2001, the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the periods ended December 31, 1998 and 1999 were audited by other auditors whose report, dated February 16, 2000, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights, audited by us, referred to above present fairly, in all material respects, the financial position of Goldman Sachs Real Estate Securities Fund at December 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States.

New York, New York

February 5, 2002

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Trustees and Officers (Unaudited)

Independent Trustees

				Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	Trust[2]	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

Ashok N. Bakhru Age: 59	Chairman & Trustee	Since 1991	President, ABN Associates (July 1994-March 1996 and November 1998 to present); Executive Vice President—Finance and Administration and Chief Financial Officer, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Senior Vice President of Scott Paper Company (until June 1994); Director of Arkwright Mutual Insurance Company (1984-1999);
Trustee of International House of Philadelphia (1989-Present); Member of Cornell University Council (1992-Present); Trustee of the Walnut Street Theater (1992-Present); Trustee, Citizens Scholarship Foundation of America (since 1998); Director, Private Equity Investors—III and IV (since November 1998); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (since 2000).

			Chairman of the Board and Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	69	None

Patrick T. Harker Age: 43	Trustee	Since 2000	Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (since February 2000); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (since July 1999); Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000); UPS Transportation Professor for the Private Sector, Professor of Systems Engineering and Chairman of Systems Engineering, School of Engineering and Applied Science, University of Pennsylvania (prior thereto).

			Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	69	None

Mary P. McPherson Age: 66	Trustee	Since 1997	Vice President, The Andrew W. Mellon Foundation (provider of grants for conservation, environmental and educational purposes) (since October 1997); President of Bryn Mawr College (1978-1997); Director, Smith College (since 1998); Director, Josiah Macy, Jr. Foundation (health educational programs) (since 1977); Director, Philadelphia Contributionship (insurance) (since 1985); Director Emeritus, Amherst College (1986-1998); Director, Dayton Hudson Corporation (general retailing merchandising) (1988-1997); Director, The Spencer Foundation (educational research) (since 1993); member of PNC Advisory Board (banking) (1993-1998); and Director, American School of Classical Studies in Athens (since 1997).

			Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	69	None

Wilma J. Smelcer Age: 52	Trustee	Since 2001	Chairman, Bank of America, Illinois (banking) (1998-January 2001); Chief Administrative Officer, Bank of America, Illinois (1996-1997); Governor, Board of Governors, Chicago Stock Exchange (national securities exchange) (since April 2001). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	69	None

Richard P. Strubel Age: 62	Trustee	Since 1987	President, COO and Director, Unext Inc. (provider of educational services via the internet) (since 1999); Director, Cantilever Technologies, Inc. (a private software company) (since 1999); Trustee, The University of Chicago (since 1987); Managing Director, Tandem Partners, Inc. (1990-1999). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	69	Gildan Activewear Inc. (an activewear clothing marketing and manufacturing company); Unext, Inc. (provider of educational services via the internet); Northern Mutual Fund Complex (57 Portfolios).

 GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Interested Trustees

				Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	Trust[2]	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

*David B. Ford Age: 55	Trustee	Since 1994	Advisory Director, Goldman Sachs (since December 2001); Director, Goldman Sachs Princeton, LLC (formerly, Commodities Corp. LLC) (futures and commodities traders) (April 1997-December 2001); Managing Director, J. Aron & Company (commodity dealer and risk management adviser) (November 1996-December 2001); Managing Director, Goldman Sachs Investment Management Division (November 1996-December 2001); Chief Executive Officer and Director, CIN Management (investment adviser) (August 1996-December 2001); Chief Executive Officer and Managing Director and Director, Goldman Sachs Asset Management International (November 1995 and December 1994, respectively to December 2001); Co-Head, Goldman Sachs Asset Management (November 1995-December 2001); Co-Head and Director, Goldman Sachs Funds Management, L.P. (November 1995 and December 1994, respectively to December 2001); and Chairman and Director, Goldman Sachs Asset Management Japan Limited (November 1994-December 2001).

			Trustee— Goldman Sachs Mutual Fund Complex (registered investment companies).	69	None

*Alan A. Shuch Age: 52	Trustee	Since 1990	Advisory Director— Goldman Sachs Asset Management (since May 1999); Limited Partner, Goldman Sachs (prior to May 1999); General Partner, Goldman Sachs (prior to December 1994); President and Chief Operating Officer of Goldman Sachs Asset Management (prior to December 1994); and Consultant to Goldman Sachs Asset Management (since December 1994). Trustee— Goldman Sachs Mutual Fund Complex (registered investment companies).	69	None

*Kaysie P. Uniacke Age: 40	Trustee &	Since 2001	Managing Director, Goldman Sachs Asset Management (since 1997); and Vice President and Senior Fund Manager, Goldman Sachs Asset Management (1988 to 1997).
	Assistant Secretary	Since 1997	Trustee— Goldman Sachs Mutual Fund Complex (registered investment companies).	69	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs Asset Management, 32 Old Slip, New York, New York, 10005, Attn: Howard B. Surloff.
[2]	The Trust is a successor to a Massachusetts business trust that was combined with the Trust on April 30, 1997.
[3]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date a Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) in accordance with the current resolutions of the Board of Trustees (which may be changed by the Trustees without shareholder vote) after the Trustee attains the age of 72 years; or (d) the Trust terminates.
[4]	The Goldman Sachs Mutual Fund Complex consists of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust. As of December 31, 2001, Goldman Sachs Trust consisted of 60 portfolios, including the Fund described in this Report, and Goldman Sachs Variable Insurance Trust consisted of 9 portfolios.
[5]	This column includes only directorships of companies required to report to the SEC under the Securities and Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional Information about the Trustees is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the U.S.): 800-292-4726.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Age And Address	With Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

Gary D. Black 32 Old Slip New York, NY 10005 Age: 41	President	Since 2001	Managing Director, Goldman Sachs (since June 2001); Executive Vice President, AllianceBernstein (October 2000-June 2001); Managing Director, Global Institutional Investment Management, Sanford Bernstein (January 1999-October 2000) and Senior Research Analyst, Sanford Bernstein (February 1992-December 1998).

President— Goldman Sachs Mutual Fund Complex (since 2001) (registered investment companies).

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 37	Treasurer	Since 1997	Vice President, Goldman Sachs (since July 1995); and Director/ Fund Accounting & Custody, Investors Bank & Trust Company (November 1993-July 1995).

Treasurer— Goldman Sachs Mutual Fund Complex (registered investment companies).

James A. Fitzpatrick 4900 Sears Tower Chicago, IL 60606 Age: 41	Vice President	Since 1997	Managing Director, Goldman Sachs (since October 1999); Vice President of GSAM (April 1997-December 1999); and Vice President and General Manager, First Data Corporation— Investor Services Group (1994 to 1997).

Vice President— Goldman Sachs Mutual Fund Complex (registered investment companies).

James A. McNamara 4900 Sears Tower Chicago, IL 60606 Age 39	Vice President	Since 2001	Managing Director, Goldman Sachs (since December 1998); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

Vice President— Goldman Sachs Mutual Fund Complex (registered investment companies).

Howard B. Surloff 32 Old Slip New York, NY 10005 Age: 36	Secretary	Since 2001	Assistant General Counsel, GSAM and General Counsel to the U.S. Funds Group (since December 1997); and Assistant General Counsel and Vice President, Goldman Sachs (since November 1993 and May 1994, respectively).

Secretary— Goldman Sachs Mutual Fund Complex (registered investment companies) (since 2001) and Assistant Secretary prior thereto.

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

*	Represents a partial list of Officers of the Trust. Additional information about all the Officers is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the U.S.): 800-292-4726.

 GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Goldman Sachs Real Estate Securities Fund — Tax Information (unaudited)

For the year ended December 31, 2001, 0.37% of the dividends paid from net investment company taxable income by the Fund qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designated $7,903,062 as capital gains dividends paid during its year ended December 31, 2001, of which $7,456,508 are taxed at a maximum rate of 20% and $446,554 are taxed at a maximum rate of 25%.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world—and more than $295 billion in assets under management, our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.

1An investment in a money market fund is neither guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Goldman Sachs Research Select FundSM, Internet Tollkeeper FundSM and the CORESM Funds are service marks of Goldman, Sachs & Co.

GOLDMAN SACHS ASSET MANAGEMENT	32 OLD SLIP, 17TH FLOOR, NEW YORK, NEW YORK 10005

TRUSTEES	OFFICERS

Ashok N. Bakhru, Chairman	Gary D. Black, President

David B. Ford	James A. Fitzpatrick, Vice President

Patrick T. Harker	James A. McNamara, Vice President

Mary Patterson McPherson	John M. Perlowski, Treasurer

Alan A. Shuch	Howard B. Surloff, Secretary

Wilma J. Smelcer

Richard P. Strubel

Kaysie P. Uniacke

GOLDMAN, SACHS &CO	GOLDMAN SACHS ASSET MANAGEMENT

Distributor and Transfer Agent	Investment Adviser

Visit our internet address: www.gs.com/funds

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money.

Holdings listed are as of 12/31/01 and are not indicative of future holdings.

The Fund may participate in the Initial Public Offering (IPO) market, and a portion of the Fund’s returns consequently may be attributable to its investments in IPOs, which may have a magnified impact due to the Fund’s small asset base. As the Fund’s assets grow, it is probable that the effect of the Fund’s investment in IPOs on its total return may not be as significant.

An investment in the Real Estate Securities Fund is subject to certain risks associated with the direct ownership of real estate and with concentrating its investments in the real estate industry in general and may be suitable only for those investors who are financially able to assume greater risk and share price volatility than presented by funds that do not concentrate in the real estate industry.

Goldman, Sachs & Co. is the distributor of the Fund.Copyright

2002 Goldman, Sachs & Co.	All rights reserved	Date of first use: March 1, 2002	02-267 / REITAR / 5.5K